                       NORTH COUNTRY FINANCIAL CORPORATION
                                                                    Exhibit 99.1

                            CERTIFICATION PERSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C ss. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2002, (the "Form 10-Q") of North Country Financial Corporation (the "Issuer").

     I, Sherry L. Littlejohn, President and Chief Executive Office of the Issuer, certify that:

     (1)  The Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

/s/ Sherry L. Littlejohn
------------------------------------------------------
Sherry L. Littlejohn
President and Chief Executive Officer
(chief executive officer and chief financial officer)
January 9, 2003